UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 27, 2009


                           EASTGROUP PROPERTIES, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Maryland                         1-07094                13-2711135
         --------                         -------                ----------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)

              190 East Capitol Street, Suite 400, Jackson, MS 39201
              -----------------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                 (601) 354-3555
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On May 27,  2009,  the  Compensation  Committee of the  Company's  Board of
Directors established the performance measures for the Company's 2009 annual cash incentive and bonus compensation, the 2009 annual long-term equity incentive awards and the 2009 supplemental annual long-term equity incentive awards for the executive officers of the Company.

     The performance goals were developed by the Compensation Committee with the assistance of a nationally recognized consulting firm who, among other things, benchmarked compensation practices of companies in the Company's peer group and advised the Compensation Committee on appropriate compensation guidelines.

Adoption of Annual Cash Bonus Performance Goals

     The amount of the annual cash incentive and bonus compensation that an executive officer may receive is based 60% upon the amount of the Company's funds from operations (FFO) per share compared to FFO goals set by the Compensation Committee and 40% based on individual bonus payment objectives established by the Compensation Committee for each executive officer. The Compensation Committee determined the FFO goals for different levels of cash incentive compensation after an analysis of the Company's internally prepared estimate of FFO for 2009 and the estimates of 2009 FFO prepared by independent securities analysts who follow the Company.

     The cash incentive and bonus compensation that the Company's named executive officers are eligible to receive are as follows:

                                        2009 Cash Incentive Compensation
                                            Estimated Future Payouts
           Name                    Threshold        Target            High

David H. Hoster II............     $210,000        $420,000         $630,000
  President and Chief
  Executive Officer
N. Keith McKey................     $118,950        $237,900         $356,850
  Executive Vice President
  and Chief Financial Officer
John F. Coleman...............      $76,950        $153,900         $230,850
  Senior Vice President
William D. Petsas.............      $74,100        $148,200         $222,300
  Senior Vice President
Brent W. Wood.................      $67,350        $134,700         $202,050
  Senior Vice President

     The actual amount of the annual cash bonuses is subject to change, or elimination entirely, in the Compensation Committee's discretion.

Adoption of Annual Long-Term Equity Incentive Performance Goals

     The annual long-term equity incentive awards are contingent on the Company meeting annual performance goals set by the Compensation Committee. The performance goals are based upon the Company's (i) same store growth as compared to peer companies (25% of the award), and (ii) certain strategic objectives identified by the Compensation Committee and reviewed in a subjective nature at the end of the year (75% of the award).

     Annual long-term equity incentive awards will be paid in restricted stock that will vest over a five-year period beginning January 1, 2010. All awards of restricted stock will be awarded out of and in accordance with the Company's 2004 Equity Incentive Plan, as amended. The restricted stock awards will be based on a specified dollar amount divided by the average closing price of the Company's Common Stock for January 2009. The annual long-term equity incentive awards that the Company's named executive officers are eligible to receive for 2009 are as follows:

                                 2009 Annual Long-Term Equity Incentive Awards
                                            Estimated Future Payouts
                                            (# of restricted shares)
             Name                  Threshold        Target            High

David H. Hoster II............       7,592          15,184           22,776
N. Keith McKey................       3,623           7,247           10,870
John F. Coleman...............       2,416           4,831            7,247
William D. Petsas.............       2,416           4,831            7,247
Brent W. Wood.................       2,416           4,831            7,247

     The actual amount of the annual long-term equity incentive awards is subject to change, or elimination entirely, in the Compensation Committee's discretion.

Adoption of Supplemental Annual Long-Term Equity Incentive Performance Goals

     Due to recent market volatility, the Compensation Committee elected not to adopt a new multi-year long term equity incentive program at this time to replace the multi-year program that covered the performance years 2006 through 2008. Rather, the Compensation Committee adopted a supplemental annual long-term equity incentive program for 2009 that is structured similarly to the prior multi-year program. However, the Company's relative and absolute performance will be reviewed on a one-year basis and the potential award for each officer is comparable to 1/3 of the potential award under a comparable multi-year program.

     The  2009  supplemental   annual  long-term  equity  incentive  awards  are
contingent on the Company meeting annual performance goals set by the Compensation Committee. The performance goals are based upon the Company's (i) total stockholder return as compared to the total stockholder return of the NAREIT Equity Index (20% of the award); (ii) total stockholder return as compared to the total stockholder return of peer companies (20% of the award); and (iii) absolute average total stockholder return (60% of the award).

     2009 supplemental annual long-term equity incentive awards will be paid in restricted stock that will vest over a four-year period beginning January 1, 2013. All awards of restricted stock will be awarded out of and in accordance with the Company's 2004 Equity Incentive Plan, as amended. The restricted stock awards will be based on a specified dollar amount divided by the average closing price of the Company's Common Stock for January 2009. The supplemental annual long-term equity incentive awards that the Company's named executive officers are eligible to receive for 2009 are as follows:

                                   2009 Supplemental Annual Long-Term Equity
                                                Incentive Awards
                                            Estimated Future Payouts
                                            (# of restricted shares)
             Name                  Threshold        Target            High

David H. Hoster II............       7,592          15,184           22,776
N. Keith McKey................       3,623           7,247           10,870
John F. Coleman...............       2,416           4,831            7,247
William D. Petsas.............       2,416           4,831            7,247
Brent W. Wood.................       2,416           4,831            7,247

     The actual amount of the supplemental annual long-term equity incentive awards is subject to change, or elimination entirely, in the Compensation Committee's discretion.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 2, 2009

                           EASTGROUP PROPERTIES, INC.


                           By: /s/ C. BRUCE CORKERN
                               ----------------------
                               C. Bruce Corkern
                               Senior Vice President, Chief Accounting
                               Officer and Controller